           Conti 1998-4 Preliminary Adjustable Rate Collateral Tables
                              Subject to Revision


                   Adjustable Rate Collateral Characteristics
-------------------------------------------------------------------------------
 Total Outstanding Balance:             240,148,452.53

 Number of Loans:                       2,663

 Average Remaining Balance:             $90,180

 Interest Rate Index:                   100.00% 6-month LIBOR

 WA Gross Coupon:                       10.09%

 WA Gross Margin /  WA Life Cap:        6.41% Margin / 16.53% Cap

 WA Periodic Interest  Rate Caps:       1.02%

 WA Months to Roll
 (Cut-Off Date 11/16/98):               24 months

 Original Weighted Average Term:        360 months

 Remaining Weighted Average Term:       359 months

 WA Seasoning:                          1 month

 WA Lien Position:                      100.00% First

 WA Original LTV Ratio:                 80.47%

 WA Original CLTV Ratio:                80.47%

 WA Debt to Income Ratio:               39.33%

 Credit Grade:                          59.98% A
                                        24.13% B
                                        13.93% C
                                        1.96% D

 Documentation:                         88.25% full doc
                                        5.81% limited doc
                                        5.94% no doc

 Property Type:                         1.35% single family attached
                                        85.04% single family detached
                                        5.23% 2-4 family
                                        3.97% PUD
                                        1.20% condo
                                        3.22% manufactured housing

 Owner Occupancy:                       94.66% owner occupied, 5.34%
                                        investor owned

 Loan Purpose:                          58.02% debt consolidation
                                        3.44% % home improvement
                                        27.74% purchase
                                        10.79% other

 Geographic Distribution:
 (all states greater than
 or equal to 5.00%)                     MI (15.31%), CA (13.03%), IL (7.58%),
                                        OH (6.19%),
                                        TX (6.03%),

   Note: Percentages may not add to 100.00% due to rounding.                 1

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

           Conti 1998-4 Preliminary Adjustable Rate Collateral Tables
                              Subject to Revision


                               State Distribution
-------------------------------------------------------------------------------
     State               Number of Home   Aggregate Loan    % of Aggregate Loan
                          Equity Loans       Balance              Balance
     -----               --------------   --------------    -------------------
Arizona
                              83         8,114,121.22                 3.38
Arkansas
                               7           318,600.60                 0.13
California
                             200        31,290,559.26                13.03
Colorado
                              78         8,597,914.74                 3.58
Connecticut
                              15         1,866,552.24                 0.78
Delaware
                               3           271,371.50                 0.11
Florida
                              88         8,187,961.14                 3.41
Georgia
                              51         5,442,233.24                 2.27
Idaho
                              24         1,677,562.23                 0.70
Illinois
                             184        18,194,987.13                 7.58
Indiana
                             165         9,448,905.23                 3.93
Iowa
                              18         1,202,097.27                 0.50
Kansas
                              19         1,469,371.67                 0.61
Kentucky
                              50         3,048,332.51                 1.27
Louisiana
                              18         1,824,265.06                 0.76
Maryland
                              36         3,726,532.18                 1.55
Massachusetts
                              17         1,852,857.59                 0.77
Michigan
                             522        36,773,920.15                15.31
Minnesota
                              51         4,805,101.60                 2.00
Mississippi
                               8           793,535.57                 0.33
Missouri
                              62         3,433,868.82                 1.43
Montana
                               3           432,072.08                 0.18
Nebraska
                               5           284,788.87                 0.12
Nevada
                              23         3,036,338.18                 1.26
New Hampshire
                               6           965,043.43                 0.40
New Jersey
                              18         1,955,232.17                 0.81
New Mexico
                              37         3,565,868.63                 1.48
New York
                              10         1,354,808.93                 0.56
North Carolina
                              44         3,674,769.54                 1.53
North Dakota
                               2           151,207.25                 0.06
Ohio
                             196        14,869,928.97                 6.19
Oklahoma
                              26         1,960,318.12                 0.82
Oregon
                              34         3,614,530.98                 1.51
Pennsylvania
                              84         6,163,618.63                 2.57
Rhode Island
                               5           510,155.72                 0.21
South Carolina
                              36         3,251,410.77                 1.35
Tennessee
                              18         1,226,855.85                 0.51
Texas
                             158        14,470,778.79                 6.03
Utah
                             102        10,900,002.87                 4.54
Vermont
                               1            71,271.59                 0.03
Virginia
                              31         2,773,106.20                 1.15
Washington
                              63         7,483,943.73                 3.12
Washington DC
                               7           930,256.44                 0.39
West Virginia
                               3           294,970.58                 0.12
Wisconsin
                              50         3,746,546.07                 1.56
Wyoming
                               2           119,977.19                 0.05
TOTAL
                           2,663       240,148,452.53               100.00


   Note: Percentages may not add to 100.00% due to rounding.                  2

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

           Conti 1998-4 Preliminary Adjustable Rate Collateral Tables
                              Subject to Revision

                          Original Loan to Value Ratio
-------------------------------------------------------------------------------
                            Number of Home     Aggregate Loan   % of Aggregate
Range of Original LTV's      Equity Loans         Balance        Loan Balance
-----------------------      ------------         -------        ------------

10.01 -  15.00                      1
                                                 52,984.15             0.02
15.01 -  20.00                      1
                                                 55,000.00             0.02
20.01 -  25.00                      2
                                                 69,954.90             0.03
25.01 -  30.00                      2           209,921.24
                                                                       0.09
30.01 -  35.00                      6           345,407.02
                                                                       0.14
35.01 -  40.00                      7           344,310.89
                                                                       0.14
40.01 -  45.00                     18           986,809.54
                                                                       0.41
45.01 -  50.00                     36         2,138,979.60
                                                                       0.89
50.01 -  55.00                     28         1,903,572.37
                                                                       0.79
55.01 -  60.00                     50         3,200,620.70
                                                                       1.33
60.01 -  65.00                    105         6,195,451.65
                                                                       2.58
65.01 -  70.00                    166        12,525,767.68
                                                                       5.22
70.01 -  75.00                    346        27,471,758.53
                                                                      11.44
75.01 -  80.00                    784        73,079,270.05
                                                                      30.43
80.01 -  85.00                    551        52,690,863.67
                                                                      21.94
85.01 -  90.00                    552        58,066,565.29
                                                                      24.18
90.01 -  95.00                      4           578,010.09
                                                                       0.24
90.01 - 100.00                      4           233,205.16
                                                                       0.10
TOTAL                           2,663       240,148,452.53           100.00

   Note: Percentages may not add to 100.00% due to rounding.                  3

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

           Conti 1998-4 Preliminary Adjustable Rate Collateral Tables
                              Subject to Revision

                             Remaining Loan Balance
------------------------------------------------------------------------------------------------
                                       Number of Home        Aggregate Loan       % of Aggregate
Range of Remaining Loan Balances       Equity Loans            Balance            Loan Balance
--------------------------------       ------------            -------            ------------

0.01- 25,000.00                                54         1,142,700.31
                                                                                       0.48
25,000.01- 50,000.00                          541        21,405,005.96
                                                                                       8.91
50,000.01- 75,000.00                          708        44,156,548.93
                                                                                      18.39
75,000.01- 100,000.00                         508        44,035,715.70
                                                                                      18.34
100,000.01-125,000.00                         354        39,775,872.75
                                                                                      16.56
125,000.01-150,000.00                         185        25,228,023.70
                                                                                      10.51
150,000.01-175,000.00                         109        17,649,344.34
                                                                                       7.35
175,000.01-200,000.00                          73        13,761,171.88
                                                                                       5.73
200,000.01-225,000.00                          46         9,784,808.73
                                                                                       4.07
225,000.01-250,000.00                          31         7,343,212.46
                                                                                       3.06
250,000.01-300,000.00                          34         9,121,246.55
                                                                                       3.80
300,000.01-325,000.00                           7         2,187,540.41
                                                                                       0.91
325,000.01 +                                   13         4,557,260.81
                                                                                       1.90
TOTAL                                       2,663       240,148,452.53               100.00


                                  Coupon Rate
-------------------------------------------------------------------------------
                            Number of Home   Aggregate Loan     % of Aggregate
 Range of Coupon Rates       Equity Loans       Balance          Loan Balance
 ---------------------       ------------       -------          ------------

7.01 -   8.00                     50         6,898,137.44            2.87
8.01 -   9.00                    316        37,855,259.78           15.76
9.01 -   10.00                   785        79,511,433.30           33.11
10.01 -  11.00                   897        75,059,112.06           31.26
11.01 -  12.00                   422        30,161,146.19           12.56
12.01 -  13.00                   122         7,466,495.73            3.11
13.01 -  14.00                    51         2,329,451.29            0.97
14.01 -  15.00                    13           566,090.86            0.24
15.01 -  16.00                     6           199,871.02            0.08
16.01 -  17.00                     1           101,454.86            0.04
TOTAL                          2,663       240,148,452.53          100.00

   Note: Percentages may not add to 100.00% due to rounding.                  4

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

           Conti 1998-4 Preliminary Adjustable Rate Collateral Tables
                              Subject to Revision


                                     Margin
-------------------------------------------------------------------------------
                       Number of Home    Aggregate Loan       % of Aggregate
Range of Margins        Equity Loans        Balance            Loan Balance
----------------        ------------        -------            ------------

6.01 -   7.00                 974        89,717,459.03              37.36
7.01 -   8.00                 631        49,117,800.92              20.45
8.01 -   9.00                 143        10,025,049.97               4.17
9.01 -  10.00                  48         2,221,063.08               0.92
10.01 -  11.00                 13           498,464.05               0.21
11.01 -  12.00                  2           110,580.29               0.05
TOTAL                       2,663       240,148,452.53             100.00



                              Minimum Coupon Rate
--------------------------------------------------------------------------------------------------
                                             Number of Home     Aggregate Loan       % of Aggregate
 Range of Minimum Coupon Rates                Equity Loans         Balance            Loan Balance
 -----------------------------                ------------         -------            ------------

 7.01 -   8.00                                      50         6,898,137.44
                                                                                            2.87
 8.01 -   9.00                                     316        37,855,259.78
                                                                                           15.76
 9.01 -  10.00                                     785        79,511,433.30
                                                                                           33.11
10.01 -  11.00                                     897        75,059,112.06
                                                                                           31.26
11.01 -  12.00                                     422        30,161,146.19
                                                                                           12.56
12.01 -  13.00                                     122         7,466,495.73
                                                                                            3.11
13.01 -  14.00                                      51         2,329,451.29
                                                                                            0.97
14.01 -  15.00                                      13           566,090.86
                                                                                            0.24
15.01 -  16.00                                       6           199,871.02
                                                                                            0.08
16.01 -  17.00                                       1           101,454.86
                                                                                            0.04
TOTAL                                            2,663       240,148,452.53
                                                                                          100.00



    Note: Percentages may not add to 100.00% due to rounding.                 5

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

           Conti 1998-4 Preliminary Adjustable Rate Collateral Tables
                              Subject to Revision


                              Maximum Coupon Rate
-------------------------------------------------------------------------------
                                Number of Home   Aggregate Loan  % of Aggregate
Range of Maximum Coupon Rates    Equity Loans        Balance       Loan Balance
-----------------------------    ------------        -------       ------------

13.01 -  14.00                          12         1,507,744.20         0.63
14.01 -  15.00                         213        25,062,965.32        10.44
15.01 -  16.00                         629        65,700,449.81        27.36
16.01 -  17.00                         851        78,685,918.79        32.77
17.01 -  18.00                         553        43,593,753.67        18.15
18.01 -  19.00                         266        18,196,755.37         7.58
19.01 -  20.00                          92         5,314,508.64         2.21
20.01 -  21.00                          31         1,383,974.12         0.58
21.01 -  22.00                          10           446,556.73         0.19
22.01 -  23.00                           5           154,371.02         0.06
23.01 -  24.00                           1           101,454.86         0.04
TOTAL                                2,663       240,148,452.53          100




                               Periodic Rate Cap
-------------------------------------------------------------------------------
                         Number of Home     Aggregate Loan     % of Aggregate
 Periodic Rate Cap        Equity Loans         Balance          Loan Balance
 -----------------        ------------         -------          ------------

1.0                           2560         228,774,969.34           95.26
1.5                            102          11,305,506.92            4.71
2.0                              1              67,976.27            0.03
                             2,663         240,148,452.53          100.00


                                 Property Type
-------------------------------------------------------------------------------
                            Number of Home     Aggregate Loan    % of Aggregate
Property Type                Equity Loans         Balance         Loan Balance
-------------                ------------         -------         ------------

2-4 Family Detached             130.00        12,544,370.81            5.23
Condominium                      33.00         2,896,148.76            1.20
Manufactured Housing                99         7,730,168.73            3.22
Planned Unit Development            69         9,526,461.33            3.97
Single Family Attached              34         3,234,710.30            1.35
Single Family Detached           2,298       204,216,592.60           85.04
TOTAL                         2,663.00       240,148,452.53          100.00



    Note: Percentages may not add to 100.00% due to rounding.                 6

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

           Conti 1998-4 Preliminary Adjustable Rate Collateral Tables
                              Subject to Revision




                        Month of Next Coupon Rate Change
----------------------------------------------------------------------------------------
                                       Number of Home   Aggregate Loan    % of Aggregate
 Month of Next Coupon Rate Change       Equity Loans        Balance        Loan Balance
 --------------------------------       ------------        -------        ------------
1998-12                                        4           310,667.93          0.13
1999-01                                        2           290,786.60          0.12
1999-02                                       14         1,061,773.71          0.44
1999-03                                       55         4,359,281.04          1.82
1999-04                                       99        10,517,779.52          4.38
1999-05                                       55         6,476,255.00           2.7
1999-09                                        1           124,387.12          0.05
1999-12                                        2           194,274.56          0.08
2000-01                                        1           358,582.67          0.15
2000-02                                        4           267,195.06          0.11
2000-03                                        4           376,903.91          0.16
2000-04                                       10           944,098.79          0.39
2000-05                                        9           785,081.08          0.33
2000-06                                       22         1,860,826.25          0.77
2000-07                                       47         4,294,236.73          1.79
2000-08                                      139        12,907,117.46          5.37
2000-09                                      436        39,960,879.44         16.64
2000-10                                      772        70,796,489.99         29.48
2000-11                                      369        34,954,346.25         14.56
2001-03                                        1            35,899.30          0.01
2001-06                                        3           349,040.39          0.15
2001-07                                       12           878,100.59          0.37
2001-08                                       30         2,041,217.71          0.85
2001-09                                      186        12,745,686.51          5.31
2001-10                                      299        25,338,655.72         10.55
2001-11                                       87         7,918,889.20           3.3
TOTAL                                      2,663       240,148,452.53           100


                          Months Remaining to Maturity
-----------------------------------------------------------------------------------------------------
                                            Number of Home        Aggregate Loan       % of Aggregate
 Range of Months Remaining to Maturity       Equity Loans            Balance            Loan Balance
 -------------------------------------       ------------            -------            ------------
337   -  348                                       1                124,387.12             0.05
349   -  360                                   2,662            240,024,065.41            99.95
TOTAL                                          2,663            240,148,452.53           100.00



    Note: Percentages may not add to 100.00% due to rounding.                 7

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

           Conti 1998-4 Preliminary Adjustable Rate Collateral Tables
                              Subject to Revision

                            Months of Original Term
-------------------------------------------------------------------------------------------------
                                        Number of Home        Aggregate Loan       % of Aggregate
 Range of Months of Original Term        Equity Loans            Balance            Loan Balance
 --------------------------------        ------------            -------            ------------
360   -  360                                2,663             240,148,452.53          100.00
TOTAL                                       2,663             240,148,452.53          100.00


                              Debt to Income Ratio
-------------------------------------------------------------------------------------
                                      Number of Home   Aggregate Loan   % of Aggregate
 Range of Debt to Income Ratio         Equity Loans       Balance        Loan Balance
 -----------------------------         ------------       -------        ------------
 0.01 -   5.00                                1           135,100.00          0.06
 5.01 -  10.00                               18         1,305,762.20          0.54
10.01 -  15.00                               54         3,471,230.97          1.45
15.01 -  20.00                               95         5,348,443.47          2.23
20.01 -  25.00                              178        12,657,410.74          5.27
25.01 -  30.00                              269        21,029,754.62          8.76
30.01 -  35.00                              367        30,971,180.60          12.9
35.01 -  40.00                              442        40,840,512.53         17.01
40.01 -  45.00                              500        47,992,688.66         19.98
45.01 -  50.00                              612        61,787,546.10         25.73
50.01 -  55.00                              120        13,619,476.12          5.67
55.01 -  60.00                                7           989,346.52          0.41
TOTAL                                     2,663       240,148,452.53        100.00


                                  Product Type
-------------------------------------------------------------------------------
                      Number of Home     Aggregate Loan       % of Aggregate
Product Type           Equity Loans          Balance            Loan Balance
------------           ------------          -------            ------------

2/28 ARMs                   1,814        167,576,687.30         69.78
3/27 ARMs                  618.00         49,307,489.42         20.53
6 Mo LIBOR                 231.00         23,264,275.81          9.69
TOTAL                       2,663        240,148,452.53        100.00

                                   Index Type
-------------------------------------------------------------------------------
                     Number of Home        Aggregate Loan       % of Aggregate
Index Type            Equity Loans            Balance            Loan Balance
----------            ------------            -------            ------------

6 Mo LIBOR                2,663         240,148,452.53              100.00
TOTAL                     2,663         240,148,452.53              100.00


    Note: Percentages may not add to 100.00% due to rounding.                 8

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

           Conti 1998-4 Preliminary Adjustable Rate Collateral Tables
                              Subject to Revision



                     Fixed Rate Collateral Characteristics
-------------------------------------------------------------------------------
Total Outstanding Balance:          $802,634,679

Number of Loans:                    12,470

Average Remaining Balance:          $64,365

Interest Rate Index:                100.00% fixed-rate loans

WA Gross Coupon:                    10.35%

Original Weighted Average Term:     272 months

Remaining Weighted Average Term:    271 months

WA Seasoning:                       1 month

WA Lien Position:                   94.82% first / 5.18% second

WA Original LTV Ratio:              76.44%

WA Original CLTV Ratio:             79.29%

WA Debt to Income Ratio:            37.34%

Credit Grade:                       66.05% A
                                    21.47% B
                                    10.59% C
                                    1.89% D

Documentation:                      91.56% full doc
                                    5.17% limited doc
                                    3.28% no doc

Property Type:                      86.58% single family attached,
                                    1.87% single family detached,
                                    5.77% 2-4 family
                                    3.17% man. housing
                                    1.62% PUD,
                                    0.75% condo,
                                    0.24% mixed use,

Owner Occupancy:                    94.12% owner occupied, 5.88% investor owned

Loan Purpose:                       49.75% debt consolidation
                                    2.85% home improvement
                                    9.21% purchase
                                    48.19% other

Geographic Distribution:            MI (9.97%), OH (9.51%), IL (7.46%)
(all states greater than or equal
to 5.00%)                           PA (6.47%),FL (6.12%), CA (5.04%)

   Note: Percentages may not add to 100.00% due to rounding.                  1

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

            Conti 1998-4 Preliminary Fixed Rate Collateral Tables
                              Subject to Revision
-------------------------------------------------------------------------------
                            State Distribution
-------------------------------------------------------------------------------
                   Number of Home        Aggregate Loan  % of Aggregate Loan
State               Equity Loans            Balance           Balance
-----               ------------            -------           -------
Arizona                  251            17,329,018.56          2.16
Arkansas                  80             4,221,650.24          0.53
California               433            40,426,277.35          5.04
Colorado                 155            14,034,844.52          1.75
Connecticut               66             5,054,150.61          0.63
Delaware                  18             1,208,379.58          0.15
Georgia                  426            27,581,530.79          3.44
Idaho                     29             1,960,304.59          0.24
Illinois                 890            59,864,867.47          7.46
Indiana                  636            34,816,412.19          4.34
Iowa                      81             4,526,728.16          0.56
Kansas                    58             3,056,930.93          0.38
Kentucky                 305            18,192,429.30          2.27
Maryland                 261            19,764,741.12          2.46
Massachusetts            170            13,983,984.30          1.74
Michigan               1,528            80,041,506.20          9.97
Minnesota                144            10,994,556.67          1.37
Mississippi              121             6,476,046.37          0.81
Missouri                 289            14,485,873.01          1.80
Montana                   24             1,264,150.58          0.16
Nebraska                  59             3,445,562.49          0.43
Nevada                    59             5,211,448.36          0.65
New Hampshire             41             2,773,954.44          0.35
New Jersey               190            16,754,895.49          2.09
New Mexico               170            12,325,259.25          1.54
New York                 455            35,672,461.88          4.44
North Carolina           594            37,061,919.38          4.62
North Dakota               3                92,061.55          0.01
Ohio                   1,240            76,312,331.72          9.51
Oklahoma                  74             3,718,310.53          0.46
Oregon                    60             4,735,128.05          0.59
Pennsylvania             850            51,916,764.25          6.47
Rhode Island              59             3,925,538.05          0.49
South Carolina           264            16,193,644.63          2.02
South Dakota              10               637,451.09          0.08
Tennessee                258            16,438,700.12          2.05
Texas                    466            29,429,466.18          3.67
Utah                     121            10,277,656.37          1.28
Vermont                    7               519,403.91          0.06
Virginia                 171            11,353,720.57          1.41
Washington                97             8,139,245.51          1.01
Washington DC             42             3,298,919.34          0.41
West Virginia             76             4,452,233.57          0.55
Wisconsin                114             6,762,661.55          0.84
Wyoming                    8               481,455.46          0.06
TOTAL                 12,470           802,634,679.00          100%


   Note: Percentages may not add to 100.00% due to rounding.               2

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

            Conti 1998-4 Preliminary Fixed Rate Collateral Tables
                              Subject to Revision

                     Original Combined Loan to Value Ratio
---------------------------------------------------------------------------------------
                            Number of Home       Aggregate Loan     % of Aggregate Loan
Range of Original CLTV's     Equity Loans            Balance              Balance
------------------------     ------------            -------              -------
00.01- 10.00                       2                 33,400.55             0.00
10.01- 15.00                      11                259,185.07             0.03
15.01- 20.00                      25                676,464.49             0.08
20.01- 25.00                      34                994,730.48             0.12
25.01- 30.00                      34              1,090,295.48             0.14
30.01- 35.00                      81              2,413,593.97             0.30
35.01- 40.00                     105              3,769,705.72             0.47
40.01- 45.00                     136              5,591,149.29             0.70
45.01- 50.00                     283             10,974,847.54             1.37
50.01- 55.00                     222             10,593,661.93             1.32
55.01- 60.00                     351             17,844,375.47             2.22
60.01- 65.00                     524             28,114,105.81             3.50
65.01- 70.00                     856             47,721,602.08             5.95
70.01- 75.00                   1,420             87,370,891.56            10.89
75.01- 80.00                   3,091            209,017,178.82            26.04
80.01- 85.00                   2,547            180,596,769.34            22.50
85.01- 90.00                   2,579            185,251,941.11            23.08
90.01- 95.00                     161             10,028,064.82             1.25
90.01-100.00                       8                292,715.47             0.04
TOTAL                         12,470            802,634,679.00           100.00


                             Remaining Loan Balance
-------------------------------------------------------------------------------
                            Number of Home     Aggregate Loan    % of Aggregate
Range of Loan Balances       Equity Loans         Balance         Loan Balance
----------------------       ------------         -------         ------------

0.01- 25,000.00
                                   1,267       24,507,968.80         3.05
25,000.01- 50,000.00
                                   4,120      157,704,141.15        19.65
50,000.01- 75,000.00
                                   3,426      210,152,723.73        26.18
75,000.01- 100,000.00
                                   1,738      150,089,166.09        18.70
100,000.01-125,000.00
                                     962      107,148,678.10        13.35
125,000.01-150,000.00
                                     459       62,805,225.06         7.82
150,000.01-175,000.00
                                     237       38,207,122.16         4.76
175,000.01-200,000.00
                                     155       29,073,486.76         3.62
200,000.01-225,000.00
                                      96       20,557,511.17         2.56
225,000.01-250,000.00
                                       8        1,853,619.35         0.23
250,000.01-300,000.00
                                       2          535,036.63         0.07
TOTAL                             12,470      802,634,679.00       100.00

   Note: Percentages may not add to 100.00% due to rounding.                  3

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

            Conti 1998-4 Preliminary Fixed Rate Collateral Tables
                              Subject to Revision


                                  Coupon Rate
-------------------------------------------------------------------------------
                        Number of Home    Aggregate Loan   % of Aggregate Loan
Range of Coupon Rates   Equity Loans         Balance            Balance
---------------------   ------------         -------            -------

6.01 - 7.00                  2                162,199.43        0.02
7.01 - 8.00                193             16,896,467.10        2.11
8.01 - 9.00              1,507            123,631,237.98       15.40
9.01 -10.00              3,254            238,837,825.51       29.76
10.01-11.00              3,462            220,578,436.94       27.48
11.01-12.00              2,139            120,053,338.12       14.96
12.01-13.00              1,159             53,315,135.40        6.64
13.01-14.00                496             20,035,714.36        2.50
14.01-15.00                162              6,149,060.04        0.77
15.01-16.00                 63              2,080,693.32        0.26
16.01-17.00                 30                806,352.27        0.10
17.01-18.00                  3                 88,218.53        0.01
TOTAL                   12,470            802,634,679.00      100.00

                                 Property Type
-------------------------------------------------------------------------------
                            Number of Home   Aggregate Loan     % of Aggregate
Property Type                Equity Loans       Balance          Loan Balance
-------------                ------------       -------          ------------

2-4 Family Residence              595          46,299,775.77        5.77
Condominium                       102           5,992,088.82        0.75
Mixed Use                          18           1,974,525.49        0.24
Planned Unit Development          158          12,977,784.98        1.62
Single Family Attached            287          14,969,713.18        1.87
Single Family Detached         10,874         694,945,756.60       86.58
Manufactured Housing              436          25,475,034.16        3.17
TOTAL
                               12,470         802,634,679.00      100.00


   Note: Percentages may not add to 100.00% due to rounding.                  4

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

            Conti 1998-4 Preliminary Fixed Rate Collateral Tables
                              Subject to Revision



                              Debt to Income Ratio
---------------------------------------------------------------------------------------
                                                                    % of Aggregate Loan
                               Number of Home    Aggregate Loan            Balance
Range of Debt of Income Ratio  Equity Loans         Balance
-----------------------------  ------------         -------         --------------------

0.01- 5.00                                 4           460,577.78          0.06
5.01- 10.00                               92         4,422,894.00          0.55
10.01-15.00                              328        14,246,056.73          1.77
15.01-20.00                              636        32,879,418.04          4.10
20.01-25.00                            1,029        57,180,780.47          7.12
25.01-30.00                            1,513        88,897,213.92         11.08
30.01-35.00                            1,734       108,184,369.45         13.48
35.01-40.00                            2,112       140,701,844.64         17.53
40.01-45.00                            2,411       166,300,839.26         20.72
45.01-50.00                            2,392       170,848,671.04         21.29
50.01-55.00                              202        17,010,503.49          2.12
55.01-60.00                               17         1,501,510.18          0.19
TOTAL                                 12,470       802,634,679.00        100.00
------------------------------------------------------------------------------------


                          Months Remaining to Maturity
-----------------------------------------------------------------------------------------------
                                      Number of Home     Aggregate Loan     % of Aggregate Loan
Range of Months Remaining to Maturity  Equity Loans         Balance               Balance
-------------------------------------  ------------         -------               -------
49-60                                     16              321,463.02                0.04
61-72                                      4               72,753.96                0.01
73-84                                     24              836,210.03                0.10
85-96                                     15              505,594.62                0.06
97-108                                     1               30,013.89                   -
109-120                                  351           11,311,252.79                1.41
121-132                                    2               79,552.41                0.01
133-144                                   20              891,121.56                0.11
145-156                                    2              124,721.48                0.02
157-168                                   26            1,218,473.27                0.15
169-180                                5,542          323,870,341.65               40.35
181-192                                    2               82,330.30                0.01
205-216                                    2              165,033.34                0.02
217-228                                    3              277,239.02                0.03
229-240                                1,283           69,877,734.70                8.71
289-300                                  146            8,995,946.94                1.12
337-348                                   15              976,441.31                0.12
349-360                                5,016          382,998,454.71               47.72
TOTAL                                 12,470          802,634,679.00              100.00
-----------------------------------------------------------------------------------------------


   Note: Percentages may not add to 100.00% due to rounding.                  5

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON

            Conti 1998-4 Preliminary Fixed Rate Collateral Tables
                              Subject to Revision


                             Months of Original Term
----------------------------------------------------------------------------------------------------------
 Range of Months of Original Term           Number of Home       Aggregate Loan       % of Aggregate Loan
                                            Equity Loans            Balance                 Balance
---------------------------------           --------------       --------------       --------------------
49-60                                                  16          321,463.02                  0.04
61-72                                                   4           72,753.96                  0.01
73-84                                                  20          714,590.29                  0.09
85-96                                                   7          127,621.87                  0.02
109-120                                               352       11,341,266.68                  1.41
121-132                                                 2           79,552.41                  0.01
133-144                                                20          891,121.56                  0.11
157-168                                                 1           44,791.00                  0.01
169-180                                             5,581      325,668,337.89                 40.57
181-192                                                 2           82,330.30                  0.01
205-216                                                 1           67,813.46                  0.01
217-228                                                 2          243,000.00                  0.03
229-240                                             1,285       70,009,193.60                  8.72
289-300                                               146        8,995,946.94                  1.12
337-348                                                 1           57,800.00                  0.01
349-360                                             5,030      383,917,096.02                 47.83
TOTAL                                              12,470      802,634,679.00                100.00
---------------------------------------------------------------------------------------------------

   Note: Percentages may not add to 100.00% due to rounding.                  6

   The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT SUISSE/FIRST BOSTON